UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant |X|       Filed by a Party other than the Registrant | |

Check the appropriate box:
| | Preliminary Proxy Statement
| | Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12


                        NORTH AMERICAN NATURAL GAS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No Fee Required
| | Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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
     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid

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| | Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                        NORTH AMERICAN NATURAL GAS, INC.
                          580 HORNBY STREET, SUITE 210
                          VANCOUVER, BRITISH COLUMBIA
                                 CANADA V6C 3B6

TO THE STOCKHOLDERS OF NORTH AMERICAN NATURAL GAS, INC.:

     Notice is hereby given that North American Natural Gas, Inc., a Washington corporation, will be holding their Annual Meeting of Stockholders on August 12, 2003 at 11:00 a.m. local time at 580 Hornby Street, Suite 210, Vancouver, British Columbia, Canada V6C 3B6.

     You are cordially invited to attend.

     The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

     After reading the Proxy Statement, please promptly mark, sign, and return the enclosed proxy to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy or attend the annual meeting in person.

     The Board of Directors and management express their appreciation for your continued support.

     Very truly yours,




     /s/     Jim Glavas

             President

                        NORTH AMERICAN NATURAL GAS, INC.
                          580 HORNBY STREET, SUITE 210
                          VANCOUVER, BRITISH COLUMBIA
                                 CANADA V6C 3B6

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 12, 2003


To the stockholders of North American Natural Gas, Inc.:


The Annual Meeting of Stockholders of North American Natural Gas, Inc. will be held on August 12, 2003, at 11:00 a.m., local time, at 580 Hornby Street, Suite 210, Vancouver, British Columbia, Canada V6C 3B6, for the following purposes:

     1. To elect directors, each to a one-year term or until his successor is duly elected and qualified to positions on the Board of Directors. Management has nominated the following persons for election at the meeting:

          Jim Glavas
          Richard Achron
          Dickson Coatsworth

     2. To ratify and confirm the appointment of Manning Elliott Chartered Accountants as auditors to the Company for fiscal year 2004;

     Stockholders of record at the close of business on June 23, 2003, are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the Stockholders of Record on June 23, 2003, will be available at the address noted above, during ordinary business hours, for examination by any Stockholder for any purpose relating to the meeting.

BY ORDER OF THE BOARD OF DIRECTORS:


/s/  Jim Glavas
     President


                                    IMPORTANT

   Whether or not you plan to attend the meeting, please sign, date and return promptly the enclosed proxy in the enclosed envelope. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY WILL SAVE THE COMPANY THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOU MAY FAX YOUR PROXY TO THE COMPANY AT (604) 684-0342.

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
                                PROXY STATEMENT

--------------------------------------------------------------------------------

This Proxy Statement is furnished to the stockholders of North American Natural Gas, Inc. (the "Corporation" or the "Company") in connection with the solicitation on behalf of our Board of Directors of proxies to be voted at the Annual Meeting of Stockholders of the Company (together with any adjournments or postponements thereof), for the purposes set forth in the accompanying Notice of Annual Meeting, to be held on August 12, 2003. This Proxy Statement and the accompanying proxy card were first mailed to our stockholders on or about July 10, 2003.

Proxies may be solicited by officers, directors and other employees of the Company, none of whom will receive any additional compensation for their services. Solicitation of proxies may be made personally, or by mail, telephone, telegraph, facsimile or messenger. The cost of solicitation of proxies will be borne by the Company. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a Stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the Shares will be voted in favor of the election of the nominees for director contained in this Proxy Statement, in favor of the other proposals specified in the Notice of Meeting, and in the discretion of the proxy holders on any other matter that comes before the meeting. A Stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of either a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

The Company's Form 10-KSB for the year ended April 30, 2003 is enclosed with this Proxy Statement.

YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, OR BY FAX TO THE COMPANY AT (604) 684-0342.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this proxy statement, including the election of directors and ratification of auditors. In addition, management will respond to appropriate questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

Only stockholders of record of shares of Common Stock at the close of business on June 23, 2003 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, 19,812,500 shares of Common Stock were issued and outstanding. These shares of Common Stock were the only outstanding voting securities of the Company. If you were a stockholder of record of shares of Common Stock on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

Each share of Common Stock is entitled to one vote on each proposal submitted to stockholders. Stockholders of record may vote on a matter by marking the appropriate box on the proxy.

WHO CAN ATTEND THE ANNUAL MEETING?

Any stockholder of record may attend the Annual Meeting.

WHAT CONSTITUTES A QUORUM?

The bylaws of the Company provides that a majority of the outstanding shares of our Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. As of the Record Date, 19,812,500 shares of our Common Stock were outstanding. Thus, the presence, in person or by proxy, of the stockholders of Common Stock representing at least 9,906,251 votes will be required to establish a quorum. Action on all matters scheduled to come before the Annual Meeting, including the election of directors and the ratification of independent auditors will be authorized by the affirmative vote of the majority of shares present at the Annual Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

HOW DO I VOTE?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a stockholder of record and attend the Annual Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The recommendation of the Board of Directors is set forth with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote in favor of the proposed nominees for directors and the ratification of independent auditors, all as described in detail in this Proxy Statement.

The Company is not aware of any other business to be acted upon at the meeting. If other business requiring a vote of the shareholders should come before the meeting, the holders of the proxies will vote as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Proxy Statement may contain certain "forward-looking" statements of management of the Company. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may", "shall", "will", "could", "expect", "estimate", "anticipate", "predict", "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guarantee that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

PROPOSAL 1 - ELECTION OF DIRECTORS
----------

The Company's bylaws provide that the board of directors shall consist of not less than one (1) and no more than six (6).

All of the nominees currently serve on the Company's Board of Directors. Each nominee has been nominated to serve as a director for a term of one year or until his successor is elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the three nominees named. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated to fill any such vacancy by the Board of Directors. If a quorum is present, the three nominees for the positions as directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote, although abstentions and broker non-votes will be counted as shares present for the purposes of determining the presence of a quorum. The Board of Directors recommends a vote "For" the nominees named. Each person nominated for election has agreed to serve, and the Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified, or until such director's earlier death, resignation or removal.

Management has nominated the following persons for election at the meeting:

-----------------------------------------------------------------------------
NAME OF NOMINEE AND PRINCIPAL OCCUPATION                  AGE  DIRECTOR SINCE
-----------------------------------------------------------------------------
Jim Glavas                                                40   July 19, 2002
Independent Consultant
-----------------------------------------------------------------------------
Richard Achron                                            60   May 22, 2003
President and sole shareholder - Kingman Industries Ltd.
-----------------------------------------------------------------------------
Dickson Coatsworth                                        33   May 22, 2003
Activities Director-Clayoquot Wilderness Resort
-----------------------------------------------------------------------------

Jim Glavas, 40 - Jim Glavas graduated from the Financial Management program at the British Columbia Institute of Technology in Vancouver, Canada in 1984. From there, he spent several years in the banking industry as a leasing administrator with First City Trust. In 1990, he changed career direction to become the General Sales Manager for Western Canada for Contour Distributors, a leading supplier and distributor of "top-of-the-line" appliances and high-end solid surface products.

In April 1996, Mr. Glavas purchased the exclusive Avonite solid surface countertops distribution rights for Western Canada and formed DG Pacific Distribution Ltd. As President and owner of DG Pacific, he was solely responsible for its strong year after year growth increasing its customer base over 350% in three years and further multiplying its sales over the last two years. In January 2001, DG Pacific Distribution Ltd. acquired the national distribution rights for two prominent product lines in the countertop industry. Mr. Glavas sold DG Pacific Distribution Ltd. in December 2002 and currently works as an independent consultant in development and market penetration for the counter top industry.

Richard Achron, 60 - Richard Achron is a self-employed businessman with over 40 years experience in the retail/wholesale and manufacturing industry. He spent a number of years working for major Canadian corporations in sales, sales management and as a branch manager. These corporations included Philips Electronics, White-Westinghouse, Canadian Admiral Corporation and Sanyo Electronics. Since February 1989 he has been President and sole shareholder of Kingman Industries Ltd., a manufacturing business located in Vancouver, Canada. Kingman Industries Ltd. distributes strip curtains, air doors and other products to the food industry. His customer base includes major food chains such as Canada Safeway, Overwaitea Food Group and Superstore/Loblaws.

Since September 2000, and concurrent to running Kingman Industries, Mr. Achron is also the President and a Director of Oban Mining Inc., an exploration stage company listed on the OTC-BB.

Dickson Coatsworth, 33 - Dickson Coatsworth attended Fanshawe College in London, Ontario in the specialized field of Radio Broadcasting. From 1993 he produced radio shows on CJBX FM (BX93), a country radio station in London, Ontario, Canada. From 1995 to 1999 Mr. Coatsworth was employed by the Bayshore Broadcasting Corporation as music director and morning show host for MIX 106 in Owen Sound, Ontario, Canada while concurrently hosting several charity events such as the Annual Christmas Toy Drive and Coats for Kids Campaign.

From 1999 to 2000 he was with Chorus Entertainment, Magic 106.1 in Guelph, Ontario, Canada as morning show host and Master of Ceremonies for several public events and fundraisers such as Police Service Awards and the United Way Campaign. Since he relocated to British Columbia in 2000, Mr. Coatsworth has been Director of Activities at Clayoquot Wilderness Resort.


PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
----------

The Board of Directors requests that the stockholders ratify its selection of Manning Elliott, Chartered Accountants, as independent auditors for the fiscal year ended April 30, 2004. Manning Elliott has been the Company's auditors since inception March 24, 2000. Services provided to Company during the year ended April 30, 2003 included the audit of the Company's financial statements as of and for the year ending April 30, 2003, review of the Form10KSB and review of the Company's financial statements included in the quarterly reports on Form 10QSB for the year ending April 30, 2003.

Audit Fees - The aggregate fees billed for profession services rendered for the audit of the Company's annual financial statements for the fiscal year ended April 30, 2003 and the reviews of the financial statements included in the Company's Forms 10-QSB was Six Thousand Five Hundred Dollars ($6,500).

The Board of Directors recommends that if a quorum is present, the above ratification must be approved by not less than a majority of the votes cast by the stockholders of the Company who, being entitled to do so, vote in person or by proxy at the Meeting. Abstentions will be counted as votes cast against the proposal, and broker non-votes will not be counted as cast and will have no effect on the result of the vote, although they will be counted as shares present for the purposes of determining the presence of a quorum.

In the event shareholders do not ratify the appointment, another firm of certificated public accountants will be selected as independent auditors by the Board of Directors.

Representatives of Manning Elliott are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" the ratification of the section of Manning Elliott as independent auditors for fiscal year 2004.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock owned, as of June 23, 2003, by:

     -    the holders of more than 5% of our Common Stock;
     -    each of our directors;
     -    our executive officers; and
     -    all directors and executive officers of our company as a group.

As of June 23, 2003, an aggregate of 19,812,500 shares of our Common Stock were issued and outstanding. For purposes of computing the percentages under this table, it is assumed that all options and warrants to acquire our Common Stock which have been issued to the directors, executive officers and the holders of more than 5% of our Common Stock and are fully vested or will become fully vested within 60 days of the date of this Annual Report have been exercised by these individuals and the appropriate number of shares of our Common Stock have been issued to these individuals.

                    SHARES OF COMMON STOCK BENEFICIALLY OWNED
--------------------------------------------------------------------------------
---------------------------------------------------------------
NAME OF BENEFICIAL OWNER      BENEFICIAL       PERCENTAGE OF
                             OWNERSHIP (1)  OUTSTANDING SHARES
---------------------------------------------------------------
Jim Glavas                      12,312,500               62.14%
2366 West 12th Avenue
Vancouver, British Columbia
Canada V6K 2N9
President and Director
---------------------------------------------------------------
Richard Achron                  Nil                       0.00%
11960 Hammersmith Way, #155
Richmond, British Columbia
Canada  V7A 5C9
Director
---------------------------------------------------------------


---------------------------------------------------------------
Dickson Coatsworth              Nil                       0.00%
390 Main Street
Tofino, British Columbia
Canada  V0R 2Z0
Director
---------------------------------------------------------------
Coreena Hansen                  Nil                       0.00%
#29-355 Duthie Avenue
Burnaby, British Columbia
Canada V5A 2P3
Secretary
---------------------------------------------------------------


All directors and executive officers as a group hold 12,312,500 common shares representing 62.14% (4 persons)

     (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.

                                    BIOGRAPHY

See biography under "Proposal 1 - Election of Directors"


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

To the best knowledge of the Company, all directors, officers and persons who beneficially owned more than ten percent of the Company's common stock filed timely reports in compliance with Section 16(a).

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation paid by the Company for services rendered in all capacities during the year ended April 30, 2003 to the Chief Executive Officer and the other most highly compensated executive officers.

                          SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------
                                                                LONG-TERM
                                                                COMPENSATION
                                                                SECURITIES
                                                                UNDERLYING
NAME AND PRINCIPAL POSITION                ANNUAL COMPENSATION  OPTIONS (NO.
                                 YEAR        SALARY   BONUS     OF SHARES)
----------------------------------------------------------------------------
Jim Glavas                       04/30/03  0          0         0
CEO, President, Director         04/30/02  n/a        n/a       n/a
                                 04/30/01  n/a        n/a       n/a
----------------------------------------------------------------------------


----------------------------------------------------------------------------
Harry J. Briscoe                 04/30/03  0          0         0
Former CEO, President, Director  04/30/02  n/a        n/a       n/a
                                 04/30/01  n/a        n/a       n/a
----------------------------------------------------------------------------
Frank A. Roberts                 04/30/03  n/a        n/a       n/a
Former CEO, President, Director  04/30/02  0          0         0
                                 04/30/01  0          0         0
----------------------------------------------------------------------------

                      OPTION/SAR GRANTS IN FISCAL YEAR 2003

No individual grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs have been made to any executive officers or any directors since the Company's inception. Accordingly, no stock options have been exercised by officers or directors in fiscal 2003.

                         LONG-TERM INCENTIVE PLAN AWARDS

The Company does not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to the Company's financial performance, stock price or any other measure.

                            COMPENSATION OF DIRECTORS

Larry Bishop, a former director was paid $5,000 for his services as an independent director of the Company for the fiscal year ended April 30, 2003. There are no other standard arrangements pursuant to which the Company's directors are compensated for services provided as directors.

                              EMPLOYMENT CONTRACTS

The Company does not have any employment contracts.

                        REPORT ON EXECUTIVE COMPENSATION

The Board of Directors was responsible for establishing compensation policy and administering the compensation programs of the Company's executive officers.

The Company had no standing audit, nominating or compensation committees, the Board of Directors assumed responsibility for those functions.

                             ADDITIONAL INFORMATION

The Corporation will furnish without charge to any stockholder, upon written or oral request, any documents filed by the Corporation pursuant to the Securities Exchange Act. Requests for such documents should be addressed to North American Natural Gas, Inc., #210-580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6. Documents filed by the Corporation pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

In order for business to be properly brought by a stockholder before an annual meeting, notice must be delivered or mailed by the stockholder and received by the Company no less than 120 calendar days prior to the one year anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. Any proposal of a stockholder intended to be presented at the Company's next Annual Meeting of Stockholders must conform to the applicable proxy rules of the Securities and Exchange Commission concerning the submission and content of proposals and must be received in writing by the Secretary of the Company.

                          FORM 10-KSB AND ANNUAL REPORT

The Company filed a Form 10-KSB with the Securities and Exchange Commission on or about July 3, 2003 and a copy is enclosed herewith.


                                  OTHER MATTERS

The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that shown above. However, if any business shall properly come before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.


June 25, 2003

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE OR BY FAX TO THE COMPANY AT (604) 684-0342.


================================================================================

                                      PROXY

                  FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                        NORTH AMERICAN NATURAL GAS, INC.


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS.

The undersigned hereby appoints Jim Glavas, and failing him,____________, and each of them, with full power of substitution, as proxies to vote the shares, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on August 12, 2003 and at any adjournment thereof.

Please provide the following information so that your shares are voted on time:

1.   Shareholder's name:  ______________________________________________________

2. Name of brokerage firm or bank that holds the shares of North American Natural Gas, Inc. (if not held directly):

      __________________________________________________________________________

3.   Account number at brokerage firm or bank:  ________________________________

4.   Address of brokerage firm or bank:  _______________________________________

      __________________________________________________________________________

5.   Name of contact person at brokerage firm or bank:  ________________________

6.   Telephone number of contact person at brokerage firm or bank:  ____________

7.   Fax number of contact person at brokerage firm or bank:  __________________


                (Continued and to be signed on the reverse side)

                                FOR  NOT FOR                                          FOR  AGAINST  ABSTAIN
1.      Election of Directors:                2  Ratification and confirmation of
                                                 appointment of Manning Elliott as    [_]    [_]      [_]
-     Jim Glavas                [_]   [_]        auditors.
-     Richard Achron            [_]   [_]
-     Dickson Coatsworth        [_]   [_]

   Except vote withheld from
   following nominee(s) listed in
   space at right





                                              I plan to attend the meeting.  [_]


                                              This proxy, when properly signed
                                              will be voted in the manner directed
                                              herein by the undersigned
                                              shareholder.  IF NO DIRECTION IS
                                              MADE, THIS PROXY WILL BE
                                              VOTED FOR THE ELECTION OF
                                              THE NOMINEES NAMED IN
                                              PROPOSAL 1 AND FOR
                                              PROPOSAL 2.

                                              IMPORTANT - PLEASE SIGN
                                              AND RETURN THIS PROXY
                                              PROMPTLY.  When shares are
                                              held by joint tenants, both should
                                              sign.  When signing as attorney,
                                              executor, administrator, trustee or
                                              guardian, please give full title as
                                              such.  If a corporation, please sign
                                              in full corporate name by President
                                              or other authorized officer.  If a
                                              partnership, please sign in
                                              partnership name by an authorized
                                              person.

Signature(s)  ______________________________  Dated  _____________________________